UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 17, 2006
Dana Corporation
(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	1-1063 (Commission File Number)	34-4361040 (IRS Employer Identification Number)

4500 Dorr Street, Toledo, Ohio (Address of principal executive offices)	43615 (Zip Code)
Registrant’s telephone number, including area code: (419) 535-4500

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     On January 17, 2006, Dana Corporation (Dana) issued a news release regarding its financial results for the three- and nine-month periods ended September 30, 2005. The text of that release is set out in the attached Exhibit 99.1.
     The news release contains information about Dana’s earnings presented on an EBIT basis (earnings before interest and taxes). EBIT is not a financial measure accepted under accounting principles generally accepted in the United States (GAAP). The release also includes tables showing (i) Dana Corporation (Including Dana Credit Corporation on an Equity Basis), Condensed Statements of Income (Unaudited) for the Three and Nine Months Ended September 30, 2005 and September 30, 2004 (Restated); (ii) Dana Corporation (Including Dana Credit Corporation on an Equity Basis), Condensed Balance Sheets (Unaudited) as of September 30, 2005 and December 31, 2004 (Restated); and (iii) Dana Corporation (Including Dana Credit Corporation on an Equity Basis), Condensed Statement of Cash Flows (Unaudited) for the Three and Nine Months Ended September 30, 2005 and 2004 (Restated). As GAAP requires that Dana Credit Corporation (DCC) be included in Dana’s results on a consolidated basis, these tables contain non-GAAP financial measures.
     For the non-GAAP EBIT information and the tables showing DCC on an equity basis, the release includes (i) a presentation of the most directly comparable financial measures calculated and presented in accordance with GAAP and (ii) a quantitative reconciliation of the differences between the non-GAAP financial measures disclosed and the most directly comparable GAAP financial measures.
     Management believes that the presentation of the EBIT financial measures provides useful information to investors due to the impact of the unusual items on the company’s three- and nine-month results in 2005. Management also believes that the presentation of the results with DCC accounted for on an equity basis provides useful information to investors regarding Dana’s financial condition and results of operations because management evaluates Dana’s operating segments as if DCC were accounted for on this basis. This is done because DCC is not homogenous with Dana’s manufacturing operations, its financing activities do not support the sales of the other operating segments, and its financial and performance measures are inconsistent with those of the other operating segments. Moreover, the financial covenants contained in Dana’s bank facility are measured with DCC accounted for on an equity basis.
Item 7.01. Regulation FD Disclosure.
     During a conference call scheduled to be held at 10:00 a.m. EST on January 17, 2006, Dana’s Chairman and Chief Executive Officer, Michael J. Burns, and Chief Financial Officer, Robert C. Richter, will discuss Dana’s third-quarter and nine-month 2005 results and matters related to the company’s restated financial statements. Copies of the slides for this presentation are set out in the attached Exhibit 99.2.
     Certain of the slides in Exhibit 99.2 include financial measures which are not presented in accordance with GAAP. These include (i) slide 4 (which presents income and earnings per share from continuing operations, excluding unusual items) and (ii) slides 8,10, 11,12 and 14, (which include DCC on an equity basis). Slides 34 and 35 of the presentation, Item 2.02, above, and Dana’s news release in the attached Exhibit 99.1 also contain information about the reconciliation of some of these non-GAAP financial measures to comparable GAAP financial measures and an explanation of why management believes the non-GAAP financial measures provide useful information to investors.

Item 9.01. Financial Statements and Exhibits.
(c)	Exhibits

99.1	Press release dated January 17, 2006 (furnished but not filed)

99.2	Slides for January 17, 2006 conference call (furnished but not filed)

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dana Corporation (Registrant)
Date: January 17, 2006	By:	/s/ Robert C. Richter
Robert C. Richter
Chief Financial Officer

Exhibit Index

99.1	Text of Dana Corporation News Release dated January 17, 2006

99.2	Slide presentation for January 17, 2006 conference call

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